Exhibit 99.2

ACADIA REALTY TRUST

Focused.

Disciplined.

Value-Driven.

Fourth Quarter 2009

Reporting Supplement

Reporting Supplement
December 31, 2009

Table of Contents
	Page		Page

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24

Market Capitalization	4	Redevelopment Projects - Operating	25

Operating Statements		Redevelopment Projects - Construction and Design	26
Pro-rata Consolidation	5
Joint Ventures	6	RCP Venture Investments	27
Opportunity Funds	7
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Section III - Core and Opportunity Fund Portfolio Information
and Funds Available for Distribution ("FAD")	9
EBITDA	10	Core Properties	28
Same Property Net Operating Income	11
Fee Income	12	Core Portfolio by State	30
2010 Guidance	13
Net Asset Valuation	14	Core Top Tenants	31

Balance Sheet - Pro-rata Consolidation	15	Core Lease Expirations	32

Notes Receivable	16	Core New and Renewal Rent Spreads	34

Debt Analysis		Core Capital Expenditures	35
Summary	17
Detail	18	Opportunity Fund Properties	36
Maturities	21
Maturities with Extension Options	22	Storage Post Properties	37

Selected Financial Ratios	23	Opportunity Fund Lease Expirations	38

		Portfolio Demographics	41

		Important Notes	42

Reporting Supplement
December 31, 2009

Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 77 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters	1311 Mamaroneck Avenue	Investor Relations	Jon Grisham
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
(914) 288-8142
jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	Banc of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Craig Schmidt (646) 855-3640	Nicholas Vedder (949) 640-8780	Todd Thomas - (917) 368-2286
craig_schmidt@ml.com	nvedder@greenstreetadvisors.com	tthomas@keybanccm.com

Bank of Montreal	Janney Montgomery Scott	Macquarie Capital (USA)
Paul Adornato, CFA - (212) 885-4170	Andrew T. DiZio, CFA (215) 665-6439	Dave Wigginton (212) 231-6380
paul.adornato@bmo.com	adizio@jmsonline.com	dave.wiggington@maquarie.com

Citigroup - Smith Barney	J.P. Morgan Securities, Inc.	RBC Capital Markets
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA (212) 622-6689	Rich Moore, CFA - (216) 378-7625
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

Cowen and Company	Keefe, Bruyette & Woods, Inc.	UBS
Stephen Boyd - (646) 562-1382	Sheila K. McGrath - (212) 887-7793	Christy McElroy - (203) 719-7831
Stephen.Boyd@cowen.com	smcgrath@kbw.com	christy.mcelroy@ubs.com

Reporting Supplement
December 31, 2009				Market Capitalization
				including the hypothetical
Total Market Capitalization				repayment of debt with
(including pro-rata share of joint venture debt) (dollars in thousands)	Market Capitalization as of December 31, 2009			available cash of $79.7 million ("Net Debt")
	Percent		Percent of	Percent		Percent of
	of Total		Total Market	of Total		Total Market
	Equity		Capitalization	Equity		Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.3%	$39,787		98.3%	$39,787
Common Operating Partnership ("OP") Units	1.6%	658		1.6%	658
Combined Common Shares and OP Units		40,445			40,445

Share Price 12/31/2009		16.87			16.87

Equity Capitalization - Common Shares and OP Units		682,307			682,307
Preferred OP Units 1		423			423
Total Equity Capitalization		682,730	59.9%		682,730	64.4%

Debt Capitalization
Consolidated debt		780,094			780,094
Adjustment to reflect pro-rata share of debt		(323,638)			(323,638)
Total Debt Capitalization		456,456	40.1%		456,456

Less debt paid with available cash					(79,655)	3
Total Net Debt Capitalization					376,801	35.6%

Total Market Capitalization		$1,139,186	100.0%		$1,059,531	100.0%

1 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
2 Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
3 Reflects Core Portfolio and pro-rata share of Opportunity Funds cash balance as of 12/31/09.

	Weighted Average Outstanding Common Shares and OP Units
	December 31, 2009		December 31, 2008
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	39,756,060	38,004,930	33,850,271	33,812,738
Dilutive potential Common Shares	281,494	236,990	-	454,649
Weighted average Common Shares - Diluted EPS	40,037,554	38,241,920	33,850,271	34,267,387
OP Units	665,108	670,890	647,656	647,200
Dilutive potential of OP Units and Common Shares	25,067	-	306,729	25,067
Weighted average Common Shares/OP Units - Diluted FFO	40,727,729	38,912,810	34,804,656	34,939,654

Reporting Supplement
December 31, 2009

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date
	Year
	ended December 31, 2009
	Core Retail				Opportunity Funds		Total
			Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations 3	Operations	Operations 3
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$48,787	$6,460	$55,247	$259	$11,508	$18	$67,033
Percentage rents	477	54	531	85	-	-	616
Expense reimbursements - CAM	6,171	974	7,145	4	823	-	7,972
Expense reimbursements - Taxes	7,615	1,040	8,655	63	709	-	9,427
Other property income	134	1	135	41	386	-	562
	63,184	8,529	71,713	452	13,426	18	85,610
PROPERTY EXPENSES
Property operating - CAM	7,883	1,101	8,984	187	986	-	10,157
Other property operating	2,564	416	2,980	21	2,372	1	5,374
Real estate taxes	9,412	1,079	10,491	109	1,572	11	12,184
	19,859	2,596	22,455	317	4,930	12	27,714

NET OPERATING INCOME - PROPERTIES	43,325	5,933	49,258	135	8,496	6	57,896

OTHER INCOME (EXPENSE)
Interest income	18,830	3	18,833	-	306	-	19,139
Straight-line rent income	575	(1)	574	4	224	24	825
Straight-line rents written off	(1,356)	-	(1,356)	-	(82)	-	(1,438)
FAS 141 rent	1,341	140	1,481	-	(1,265)	-	216
Straight-line ground rent	-	-	-	-	(70)	-	(70)
Interest expense	(18,778)	(3,758)	(22,536)	-	(2,792)	(2)	(25,329)
FAS 141 interest	36	-	36	-	-	-	36
Asset and property management expense	(128)	-	(128)	-	(2)	-	(130)
Promote expense	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	(1,423)	-	(1,423)
Other income	-	-	-	-	170	-	170
Reserve for pre-acquisition costs	-	-	-	-	(481)	-	(481)
Reserve for notes receivable	(1,734)	-	(1,734)	-	-	-	(1,734)

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	42,111	2,317	44,428	139	3,080	28	47,676

FEE INCOME
Asset and property management fees	11,493	-	11,493	-	-	-	11,493
Priority distributions	449	-	449	-	-	-	449
Transactional fees	7,030	-	7,030	-	-	-	7,030
Provision for income taxes	(1,937)	-	(1,937)	-	0	-	(1,937)

FEE INCOME	17,035	-	17,035	-	0	-	17,035

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	(401)	-	(401)
Promote income - RCP	-	-	-	-	(386)	-	(386)
Promote income - Fund capital transactions	-	-	-	-	909	-	909
Equity in earnings of unconsolidated properties	-	-	-	-	(13)	-	(13)
Forfeited property sale contract deposit	1,730	-	1,730	-	-	-	1,730
Lease termination income	2,751	223	2,974	-	-	-	2,974
Gain on extinguishment of debt	7,056	-	7,056	-	-	-	7,056
Provision for income taxes	488	-	488	-	(33)	-	455

PROMOTE, RCP AND OTHER INCOME	12,025	223	12,248	-	76	-	12,324

GENERAL AND ADMINISTRATIVE	(23,316)	5	(23,311)	-	(398)	-	(23,709)

Depreciation and amortization	(15,668)	(1,627)	(17,295)	(24)	(4,827)	-	(22,146)
FAS 141 amortization	(1,532)	-	(1,532)	-	(281)	-	(1,813)
Gain on sale of properties	-	-	-	1,506	-	1,002	2,508
Income before noncontrolling interests	30,655	918	31,573	1,621	(2,349)	1,030	31,876

Noncontrolling interest - OP	(380)	-	(380)	(26)	(38)	(19)	(464)
Noncontrolling interests	17	-	17	-	27	(323)	(279)

NET INCOME	$30,291	$918	$31,209	$1,595	$(2,360)	$688	$31,133

Reporting Supplement
December 31, 2009

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date
(in thousands)

	Current Quarter
	3 months
	ended December 31, 2009
	Core Retail				Opportunity Funds		Total
			Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures	Operations	Operations 3	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$11,929	$1,628	$13,557	$43	$3,054	$-	$16,654
Percentage rents	85	10	95	81	-	-	176
Expense reimbursements - CAM	1,535	297	1,832	1	264	-	2,097
Expense reimbursements - Taxes	1,926	298	2,224	24	212	-	2,460
Other property income	67	-	67	-	86	-	153
	15,542	2,233	17,775	149	3,616	-	21,540
PROPERTY EXPENSES
Property operating - CAM	2,081	331	2,412	50	320	-	2,782
Other property operating	736	177	913	6	667	-	1,586
Real estate taxes	2,336	273	2,609	26	449	11	3,096
	5,153	781	5,934	82	1,437	11	7,464

NET OPERATING INCOME - PROPERTIES	10,389	1,452	11,841	67	2,179	(11)	14,076

OTHER INCOME (EXPENSE)
Interest income	4,623	-	4,623	-	96	-	4,719
Straight-line rent income	151	(7)	144	1	(28)	-	117
Straight-line rents written off	(555)	-	(555)	-	(64)	-	(619)
FAS 141 rent	(27)	35	8	-	(42)	-	(34)
Straight-line ground rent	-	-	-	-	(23)	-	(23)
Interest expense	(4,365)	(943)	(5,308)		(830)	-	(6,138)
FAS 141 interest	9	-	9		-	-	9
Asset and property management expense	(32)	-	(32)	-	(0)	-	(32)
Promote expense	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	(43)	-	(43)
Other income	-	-	-	-	170	-	170
Reserve for pre-acquisition costs	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	10,193	537	10,730	68	1,415	(11)	12,202

FEE INCOME
Asset and property management fees	2,909	-	2,909	-	-	-	2,909
Priority distributions	112	-	112	-	-	-	112
Transactional fees	868		868		-	-	868
Provision for income taxes	(267)	-	(267)	-	-	-	(267)

FEE INCOME	3,622	-	3,622	-	-	-	3,622

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	320	-	320
Promote income - RCP	-	-	-	-	(35)	-	(35)
Promote income - Fund capital transactions	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	5	-	5
Forfeited property sale contract deposit	-	-	-	-	-	-	-
Lease termination income	25	222	247	-	-	-	247
Gain on extinguishment of debt	-		-		-	-	-
Provision for income taxes	71	-	71	-	2	-	73

PROMOTE, RCP AND OTHER INCOME	96	222	318	-	291	-	609

GENERAL AND ADMINISTRATIVE	(5,606)	-	(5,606)	-	(80)	-	(5,686)

Depreciation and amortization	(3,802)	(384)	(4,186)	-	(1,348)	-	(5,534)
FAS 141 amortization	(206)	-	(206)		(60)	-	(266)
Gain on sale of properties	-	-	-	1,506	-	-	1,506
Income before noncontrolling interests	4,297	375	4,672	1,574	218	(11)	6,453

Noncontrolling interest - OP	(99)	-	(99)	(25)	4	-	(120)
Noncontrolling interests	28	-	28	-	31	-	59

NET INCOME	$4,226	$375	$4,601	$1,549	$253	$(11)	$6,392

1  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.

2 The noncontrolling interest's share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $1,187 for the year ended December 31, 2009.
3 Discontinued Operations reflects six Kroger locations which were sold in January 2009 and Blackman Plaza which was sold in November 2009.

Reporting Supplement
December 31, 2009
Income Statements - Joint Ventures 1
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date					Current Quarter
	Year					3 months
	Ended December 31,					Ended December 31,
	2009					2009
	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro-		AKR Pro-	Total		AKR Pro-		AKR Pro-	Total
		rata share		rata share	AKR Pro-		rata share		rata share	AKR Pro-
	Brandywine	22.22%	Crossroads	49.00%	rata share	Brandywine JV	22.22%	Crossroads	49.00%	rata share
PROPERTY REVENUES
Minimum rents	$16,039	$3,563	$5,912	$2,897	$6,460	$4,028	$895	$1,495	$733	$1,628
Percentage rents	235	52	5	2	54	47	10	-	-	10
Expense reimbursements - CAM	2,390	531	904	443	974	863	192	215	105	297
Expense reimbursements - Taxes	1,061	235	1,641	805	1,040	276	61	484	237	298
Other property income	7	1	-	-	1	1	-	-	-	-
	19,732	4,382	8,462	4,147	8,529	5,215	1,158	2,194	1,075	2,233

PROPERTY EXPENSES
Property operating - CAM	3,159	703	813	398	1,101	1,016	226	215	105	331
Other property operating	1,325	294	251	122	416	533	118	120	59	177
Real estate taxes	1,204	266	1,662	813	1,079	312	69	417	204	273
	5,688	1,263	2,726	1,333	2,596	1,861	413	752	368	781

NET OPERATING INCOME - PROPERTIES	14,044	3,119	5,736	2,814	5,933	3,354	745	1,442	707	1,452

OTHER INCOME (EXPENSE)
Interest income	5	-	7	3	3	1	-	-	-	-
Straight-line rent income	103	23	(49)	(24)	(1)	(29)	(6)	(3)	(1)	(7)
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	628	140	-	-	140	157	35	-	-	35
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
Interest expense	(10,102)	(2,073)	(3,437)	(1,685)	(3,758)	(2,519)	(517)	(869)	(426)	(943)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-
Property management expense	(935)	-	-	-	-	(233)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	-	-	-	-	-	-
Other income
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	3,743	1,209	2,257	1,108	2,317	731	257	570	280	537

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
FEE INCOME	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-
Lease termination income	1,000	222	2	1	223	1,000	222	-	-	222
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
PROMOTE, RCP AND OTHER INCOME	1,000	222	2	1	223	1,000	222	-	-	222

GENERAL AND ADMINISTRATIVE	23	5	-	-	5	-	-	-	-	-

Depreciation and amortization	(4,301)	(955)	(569)	(672)	(1,627)	(978)	(217)	(140)	(167)	(384)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	465	481	1,690	437	918	753	262	430	113	375

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$465	$481	$1,690	$437	$918	$753	$262	$430	$113	$375

1 The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

2 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Reporting Supplement
December 31, 2009
Income Statements -Opportunity Funds 1
Year-to-Date
(in thousands)

Year-to-Date
Year
ended December 31, 2009

					Continuing	Discontinued
					Oper- ations	Oper- ations
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	rata share		rata share	Mervyns	rata share		rata share	AKR Pro-
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Fund II	20.00%	II	20.00%	Fund III	19.9005%	rata share

PROPERTY REVENUES
Minimum rents	$8,153	$82	$8,235	$1,647	$1,447	$18	$-	$-	$-	$19,790	$3,959	$-	$-	$22,371	$4,455	$11,526
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Expense reimbursements - CAM	194	-	194	39	34	-	-	-	-	2,331	466	-	-	1,430	284	823
Expense reimbursements - Taxes	315	-	315	63	56	-	-	-	-	923	184	-	-	2,045	406	709
Other property income	549	-	549	1	122	-	-	-	-	156	31	-	-	1,166	232	386
	9,211	82	9,293	1,750	1,659	18	-	-	-	23,200	4,640	-	-	27,012	5,377	13,444

PROPERTY EXPENSES
Property operating - CAM	378	3	381	76	67	1	-	-	-	2,671	535	-	-	1,543	307	986
Other property operating	321	47	368	74	55	11	-	-	-	4,887	978	-	-	6,303	1,255	2,373
Real estate taxes	462	-	462	92	82	-	-	-	-	2,494	500	-	-	4,565	909	1,584
	1,161	50	1,211	242	204	12	-	-	-	10,052	2,013	-	-	12,411	2,471	4,942

NET OPERATING INCOME - PROPERTIES 3	8,050	32	8,082	1,508	1,455	6	-	-	-	13,148	2,627	-	-	14,601	2,906	8,502

OTHER INCOME (EXPENSE)
Interest income	33	-	33	7	6	-	-	-	-	144	29	1	-	1,332	265	306
Straight-line rent income	(592)	106	(486)	(97)	(110)	24	-	-	-	1,900	380	-	-	259	51	247
Straight-line rents written off	(120)	-	(120)	(24)	(21)	-	-	-	-	(181)	(37)	-	-	-	-	(82)
FAS 141 rent	(8)	-	(8)	(2)	(1)	-	-	-	-	(260)	(52)	-	-	(6,079)	(1,210)	(1,265)
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(343)	(70)	-	-	-	-	(70)
Interest expense	(645)	(7)	(652)	(130)	(114)	(2)	-	-	-	(6,378)	(1,276)	-	-	(6,389)	(1,271)	(2,793)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Property management expense	(8)	-	(8)	(2)	(1)	-	-	-	-	(3,290)	-	(2,299)	-	(8,848)	-	(2)
Promote expense	(175)	-	(175)	-	-	-	387	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	(3,768)	-	(3,768)	(754)	(670)	-	-	-	-	-	-	-	-	-	-	(1,423)
Other income	-	-	-	-	-	-	-	-	-	850	170	-	-	-	-	170
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,415)	(481)	(481)
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	2,767	131	2,898	506	542	28	387	-	-	5,590	1,771	(2,298)	-	(7,539)	260	3,108

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	1	0	0	-	-	-	-	-	-	0

FEE INCOME	-	-	-	-	-	-	1	0	0	-	-	-	-	-	-	0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(1,915)	-	(340)	(10)	(2)	(298)	(59)	-	-	(401)
Promote income - RCP	-	-	-	-	-	-	-	(383)	-	-	-	-	-	-	-	(383)
Promote income - Fund capital transactions	-	-	-	108	(24)	-	-	-	-	-	-	-	-	-	-	84
Equity in earnings of unconsolidated properties	(34)	-	(34)	(7)	(6)	-	-	-	-	-	-	-	-	-	-	(13)
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	(83)	-	(83)	(17)	(15)	-	(2)	(0)	(0)	-	-	(4)	(1)	(5)	-	(33)

PROMOTE, RCP AND OTHER INCOME	(117)	-	(117)	85	(45)	-	(1,917)	(383)	(341)	(10)	(2)	(302)	(60)	(5)	-	(746)

GENERAL AND ADMINISTRATIVE	(411)	-	(411)	(82)	(73)	-	(18)	(4)	(3)	(735)	(147)	(47)	(9)	(419)	(83)	(401)

Depreciation and amortization	(4,593)	-	(4,593)	(919)	(816)	-	-	-	-	(9,178)	(1,835)	-	-	(6,321)	(1,257)	(4,827)
FAS 141 amortization	(4)	-	(4)	(1)	(1)	-	-	-	-	(276)	(56)	-	-	(1,117)	(223)	(281)
Gain on sale of properties	-	5,637	5,637	1,127	(251)	1,253	-	-	-	-	-	-	-	-	-	2,129
Income before noncontrolling interest	(2,358)	5,768	3,410	717	(643)	1,280	(1,547)	(387)	(344)	(4,609)	(269)	(2,647)	(69)	(15,401)	(1,303)	(1,016)

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	(533)	(1,454)	(1,987)	(397)	(30)	(323)	-	-	-	297	59	-	-	469	93	(599)

NET INCOME	$(2,891)	$4,314	$1,423	$320	$(674)	$957	$(1,547)	$(387)	$(344)	$(4,312)	$(210)	$(2,647)	$(69)	$(14,932)	$(1,210)	$(1,615)

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3 Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $1,765 for the year ended December 31, 2009.

Reporting Supplement
December 31, 2009
Income Statements -Opportunity Funds 1
Current Quarter
(in thousands)
					Continuing Operations AKR Pro- rata share 22.22%

	Fund I Continuing Operations	Fund I Discontinued Operations	Fund I Consolidated Operations	AKR Promote 20.00%		Current Quarter Period ended December 31, 2009

						Discontinued Operations AKR Pro- rata share 22.22%	Mervyns I	AKR Promote 20.00%	AKR Pro-rata share22.22%	Fund II	AKR Pro- rata share 20.00%	Mervyns II	AKR Pro-rata share 20.00%	Fund III	AKR Pro- rata share 19.9005%	Total AKR Pro- rata share

PROPERTY REVENUES
Minimum rents	$2,039	$-	$2,039	$408	$363	$-	$-	$-	$-	$5,447	$1,090	$-	$-	$5,991	$1,193	$3,054
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Expense reimbursements - CAM	57	-	57	11	10	-	-	-	-	705	141	-	-	510	101	264
Expense reimbursements - Taxes	78	-	78	16	14	-	-	-	-	361	72	-	-	558	111	212
Other property income	2	-	2	0	0	-	-	-	-	59	12	-	-	367	73	86
	2,176	-	2,176	435	388	-	-	-	-	6,572	1,315	-	-	7,426	1,478	3,616

PROPERTY EXPENSES
Property operating - CAM	99	-	99	20	18	-	-	-	-	838	168	-	-	577	115	320
Other property operating	60	47	107	21	9	11	-	-	-	1,494	299	-	-	1,642	327	667
Real estate taxes	118	-	118	24	21	-	-	-	-	818	164	-	-	1,265	252	461
	277	47	324	65	47	11	-	-	-	3,150	631	-	-	3,484	694	1,448

NET OPERATING INCOME - PROPERTIES 3	1,899	(47)	1,852	370	341	(11)	-	-	-	3,422	684	-	-	3,942	784	2,168

OTHER INCOME (EXPENSE)
Interest income	2	-	2	0	0	-	-	-	-	138	28	-	-	337	67	96
Straight-line rent income	(149)	-	(149)	(30)	(26)	-	-	-	-	81	16	-	-	62	12	(28)
Straight-line rents written off	-	-	-	-	-	-	-	-	-	(323)	(65)	-	-	4	1	(64)
FAS 141 rent	(2)	-	(2)	(0)	(0)	-	-	-	-	(65)	(13)	-	-	(140)	(28)	(42)
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(113)	(23)	-	-	-	-	(23)
Interest expense	(158)	-	(158)	(32)	(28)	-	-	-	-	(2,542)	(508)	-	-	(1,315)	(262)	(830)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Asset and property management expense	(2)	-	(2)	(0)	(0)	-	-	-	-	(1,447)	-	(144)	-	(2,213)	-	(0)
Promote expense	8	-	8	-	-	-	35	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	(113)	-	(113)	(23)	(20)	-		-	-	-	-	-	-	-	-	(43)
Other income	-	-	-	-	-	-	-	-	-	850	170	-	-	-	-	170
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,485	(47)	1,438	286	266	(11)	35	-	-	1	289	(144)	-	677	574	1,404

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(160)	-	(28)	-	-	1,738	348	-	-	320
Promote income - RCP	-	-	-	-	-	-	-	(32)	-	-	-	-	-	-	-	(32)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	14	-	14	3	2	-	-	-	-	-	-	-	-	-	-	5
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	4	-	4	1	1	-	-	-	-	-	-	-	-	-	-	2

PROMOTE, RCP AND OTHER INCOME	18	-	18	4	3	-	(160)	(32)	(28)	-	-	1,738	348	-	-	294

GENERAL AND ADMINISTRATIVE	(53)	-	(53)	(11)	(9)	-	(16)	(3)	(3)	(65)	(13)	(19)	(4)	(200)	(40)	(83)

Depreciation and amortization	(1,148)	-	(1,148)	(230)	(204)	-	-	-	-	(2,872)	(574)	-	-	(1,709)	(340)	(1,348)
FAS 141 amortization	(1)	-	(1)	(0)	(0)	-	-	-	-	(69)	(14)	-	-	(229)	(46)	(60)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	301	(47)	254	49	55	(11)	(141)	(35)	(31)	(3,005)	(312)	1,575	344	(1,461)	148	207

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	(104)	-	(104)	(21)	(18)	-	-	-	-	314	63	-	-	34	7	31

NET INCOME	$197	$(47)	$150	$28	$37	$(11)	$(141)	$(35)	$(31)	$(2,691)	$(249)	$1,575	$344	$(1,427)	$155	$238

	1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
	The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
	In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are
	consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

	3 Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $403 for the three months ended December 31, 2009.

Reporting Supplement
December 31, 2009

Funds from Operations ("FFO") 1		2009					2008

		Current	Current	Current	Previous	Previous	Historic	Historic
		Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter

		Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	Notes	December 31, 2009	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2008

Net Income		$31,133	$6,392	$7,306	$7,135	$10,301	$25,068	$(5,034)
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates		18,847	4,608	5,441	4,427	4,371	18,519	7,986
Unconsolidated affiliates		1,603	372	494	365	372	1,687	365
(Gain) loss on sale of properties (net of noncontrollling interest share)		-
Consolidated affiliates		(2,435)	(1,506)	-	-	(929)	(7,182)	-
Unconsolidated affiliates		-	-	-	-	-	(565)	-
Income attributable to noncontrolling interests' share in Operating Partnership		465	120	133	60	152	437	(109)
Extraordinary item (net of noncontrolling interests' share and income taxes)		-						-
Distributions on Preferred OP Units		19	5	5	5	4	35	19
FFO		$49,632	$9,991	$13,379	$11,992	$14,271	$37,999	$3,227

Adjusted Funds from operations ("AFFO"):
Diluted FFO		$49,633	$9,991	$13,379	$11,992	$14,271	$37,999	$3,227
Straight line rent, net		613	502	146	172	(207)	335	972
Non real estate depreciation		665	126	177	180	182	845	179
Amortization of finance costs		1,149	264	292	308	285	1,235	332
Amortization of cost of management contracts		511	124	115	154	118	927	100
Tenant improvements		(4,391)	(2,325)	(1,019)	(503)	(544)	(2,043)	(1,071)
Leasing commissions		(600)	(148)	(193)	(72)	(187)	(651)	(301)
Capital expenditures		(446)	(44)	(108)	(285)	(9)	(896)	(27)

AFFO		$47,134	$8,490	$12,789	$11,946	$13,909	$37,751	$3,411

Funds Available for Distribution ("FAD")
AFFO		$47,134	$8,490	$12,789	$11,946	$13,909	$37,751	$3,411
Gain on extinguishment of debt		(7,056)	-	(11)	(3,895)	(3,150)
Scheduled prinicpal repayments		(1,605)	(439)	(390)	(378)	(398)	(2,781)	(710)

FAD		$38,473	$8,051	$12,388	$7,673	$10,361	$34,970	$2,701

Total weighted average shares and OP Units:
Basic		38,676	40,421	40,359	39,265	34,575	34,460	34,498
Diluted		38,913	40,728	40,641	39,477	34,722	34,940	34,805

FFO per share:
FFO per share - Basic		$1.28	$0.25	$0.33	$0.31	$0.41	$1.10	$0.09
FFO per share - Diluted		$1.28	$0.25	$0.33	$0.30	$0.41	$1.09	$0.09

AFFO per share - Basic		$1.22	$0.21	$0.32	$0.30	$0.40	$1.09	$0.10
AFFO per share - Diluted		$1.21	$0.21	$0.31	$0.30	$0.40	$1.08	$0.10

FAD per share - Basic		$0.99	$0.20	$0.31	$0.20	$0.30	$1.01	$0.08
FAD per share - Diluted		$0.99	$0.20	$0.30	$0.19	$0.30	$1.00	$0.08

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter and Year-to-Date

(in thousands)
	Year-to-Date							Current Quarter
	Year							3 months
	ended December 31,							ended December 31.
	2009							2009
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$30,292	$918	$31,210	$1,595	$(2,359)	$688	$31,134	$4,226	$375	$4,601	$1,549	$253	$(11)	$6,392

Add back:
Depreciation and amortization	15,668	1,627	17,295	24	4,827	-	22,146	3,802	384	4,186	-	1,348	-	5,534
FAS 141 amortization	1,532	-	1,532	-	281	-	1,813	206	-	206	-	60	-	266
Interest expense	18,778	3,758	22,536	-	2,792	2	25,329	4,365	943	5,308	-	830	-	6,138
FAS 141 interest	(36)	-	(36)	-	-	-	(36)	(9)	-	(9)	-	-	-	(9)
Gain on sale of properties	-	-	-	(1,506)	-	(1,002)	(2,508)	-	-	-	(1,506)	-	-	(1,506)
Provision for income taxes	1,449	-	1,449	-	33	-	1,482	196	-	196	-	(2)	-	194
Noncontrolling interest - OP	380	-	380	26	39	19	464	99	-	99	25	(4)	-	120
Noncontrolling interests	(17)	-	(17)	-	(27)	323	279	(28)	-	(28)	-	(31)	-	(59)

EBIDTA	$68,047	$6,303	$74,350	$139	$5,584	$29	$80,102	$12,857	$1,702	$14,559	$68	$2,455	$(11)	$17,070

Reporting Supplement
December 31, 2009

Net Operating Income (NOI) - Same Property Performance 1
(in thousands)				Growth in Same			Growth in Same
				Property NOI -			Property NOI -
				Continuing Operations	Current	Historical	Continuing Operations
	Notes:	Current Quarter	Historical Quarter	Favorable (unfavorable)	Year-to-Date	Year-to-Date	Favorable (unfavorable)

		Three	Three
		months ended	months ended		Period ended	Period ended
Reconciliation of total NOI to same property NOI:		December 31,	December 31,		December 31,	December 31,
		2009	2008		2009	2008

NOI - Core Retail properties		$11,841	$12,809		$49,258	$51,217
NOI - Opportunity Fund properties		2,179	610		8,496	4,712
NOI - Discontinued Operations		56	928		141	3,334
Adjustment to reflect 2006 increase in Fund I ownership percentage	2	-	-		-	(1,092)

Total NOI		14,076	14,347		57,895	58,171

NOI - Properties Acquired		(1,853)	(789)		(8,334)	(4,396)
NOI - Discontinued Operations		(56)	(928)		(141)	(3,334)

		$12,167	$12,630	-3.7%	$49,420	$50,441	-2.0%

Same property NOI by portfolio component and revenues/expenses:
		Core Retail Properties			Core Retail Properties

	Revenues	$16,498	$16,773	-1.6%	$64,887	$65,643	-1.2%
	Expenses	5,371	5,232	-2.7%	19,852	19,418	-2.2%
Core Retail Properties		11,127	11,541	-3.6%	45,035	46,225	-2.6%

		Opportunity Fund Properties			Opportunity Fund Properties

	Revenues	1,289	1,476	-12.7%	5,698	5,587	2.0%
	Expenses	249	387	35.7%	1,313	1,371	4.2%
Opportunity Fund Properties		1,040	1,089	-4.6%	4,385	4,216	4.0%

Total Core Retail and Opportunity Funds NOI		$12,167	$12,630	-3.7%	$49,420	$50,441	-2.0%

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

2 As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 NOI from Fund I have been adjusted from 100% down to 38%     for comparability.

Reporting Supplement
December 31, 2009

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year-to-Date year ended December 31, 2009
Asset and property management fees	$-	$4,100	$6,361	$1,032	$11,493
Transactional fees	61	5,331	709	929	7,030
	61	9,431	7,070	1,961	18,523
Priority distributions (Asset and property management fees)	448	-	-	-	448
Total management fees and priority distributions	$509	$9,431	$7,070	$1,961	$18,971

	Fund I	Fund II	Fund III	Other	Total
Three months ended December 31, 2009
Asset and property management fees	$-	$1,074	$1,605	$230	$2,909
Transactional fees	6	589	59	214	868
	6	1,663	1,664	444	3,777
Priority distributions (Asset and property management fees)	112				112
Total management fees and priority distributions	$118	$1,663	$1,664	$444	$3,889

Reporting Supplement
December 31, 2009

2010 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	2010 Guidance
Overall:	Low/High	2009 Actual

Fully diluted Common Shares and OP Units	41,000	38,900

Full year Funds from Operations ("FFO") per share	$0.95 to $1.00	$1.28

Earnings per Share ("EPS")	$0.46 to $0.51	$0.75

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income 1	$45.5 to $46.0	$44.0

Asset and property management fee income, net of TRS taxes	$11.0	$10.4

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$7.1

Promote, RCP and other income, net of TRS taxes	$0	$11.8

General and administrative expense	$(23.5) to $(23.0)	$(23.7)

Total	$39.0 to $41.0	$49.6

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.0	$1.3

Reporting Supplement
December 31, 2009											Notes/Page
Net Asset Valuation	Core	Fund I			Fund II			Fund III			reference
(in thousands)			AKR pro-rata share			AKR pro-rata share			AKR pro-rata share
		Fund value	%	$	Fund value	%	$	Fund value	%	$

Current Quarter NOI	$11,841	Note 1			$3,422	20.00%	$684	$3,942	19.91%	$785	P. 5 & 8 / Note 2

Debt	$358,762			$4,495			$48,671			$44,527	P. 18

Gross asset value 1		$50,000	37.78%	$18,890							Note 3

Redevelopment Projects - Costs:

Construction in progress or completed
Total cost to date including acquisition cost					$438,000	20.00%	$87,600	$40,300	19.91%	$8,022	P. 25 & 26 / Note 4
Costs placed in service					(294,269)	20.00%	(58,854)	-		-
Less projects in design phase (see below)					(77,800)	20.00%	(15,560)	(22,700)	19.91%	(4,518)
Less projects for which construction not yet commenced (see below)					-		-	(17,600)	19.91%	(3,503)
Less Home Depot termination income					(24,500)	20.00%	(4,900)	-		-	Note 5

Project costs under redevelopment					$41,431	20.00%	$8,286	$-	19.91%	$-
Projected costs to complete					67,200	20.00%	13,440	-		-	P. 25 & 26
Total costs for projects under redevelopment					$108,631		$21,726	$-		$-

Average projected stabilized yield on costs					8% to 9%

Construction not yet commenced
Total cost to date including acquisition cost					$-		$-	$17,600	19.91%	$3,503	P. 26
Projected costs to complete					-		-	5,400	19.91%	1,075	P. 26
Total project costs					$-		$-	$23,000		$4,578

In design
Total cost to date including acquisition cost					$77,800	20.00%	$15,560	$22,700	19.91%	$4,518	P. 26
Projected costs to complete					TBD	20.00%	n/a	TBD	19.91%	n/a	P. 26

Average projected stabilized yield on costs					8% to 9%

It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years due primarily to the structure of the Kroger/Safeway Portfolio leases

Fund II NOI includes $212 (AKR share $41) from other operating investments Fund III NOI includes $25 (AKR share $50) from redevelopment projects

Based on property appraisals adjusted for 2009 Kroger/Safeway dispositions plus Fund I working capital. Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%

Includes costs reflected under Real estate, Real estate under development, Investments in and advances to unconsolidated affiliates and Deferred charges in the Consolidated Balance Sheet. Fund II includes $6,900 (AKR share $1,380) for other operating investments

Home Depot termination income of $24,500 at Canarsie Plaza was recognized as income for financial reporting purposes. Reflected as a reduction of costs for purposes of presenting net project costs

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2009
Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS

Real estate
Land	$221,740	$(101,257)	$6,830	$127,313		1 The interim consolidated balance sheet is unaudited, although it reflect all
Buildings and improvements	845,751	(372,895)	49,362	522,218		adjustments, which in the opinion of management, are necessary for the fair
Construction in progress	2,575	(254)	4	2,325		presentation of the consolidated balance sheet for the interim period.
	1,070,066	(474,406)	56,196	651,856
Less: accumulated depreciation	(193,745)	38,706	(8,980)	(164,019)		2 The Company currently invests in Funds I, II & III and Mervyns I & II which
Net real estate	876,321	(435,700)	47,216	487,837		are consolidated with the Company's financial statements. To provide
						investors with supplemental information, the Company's investments in these
Net real estate under development	137,340	(111,340)	6,676	32,676		joint ventures are reflected above on a pro-rata basis by calculating its
						ownership percentage for each of the above asset and liability line items.
Cash and cash equivalents	93,808	(15,742)	1,589	79,655		Similiarly, the above presentation also includes the Company's share of
Cash in escrow	8,582	(1,957)	1,120	7,745		assets and liaiblities for unconsolidated investments which are accounted
Investments in and advances to unconsolidated affiliates	51,712	(38,741)	(8,668)	4,304		for under the equity method of accounting pursuant to GAAP.
Rents receivable, net	7,046	(2,392)	(329)	4,325
Straight-line rents receivable, net	9,736	(3,284)	1,542	7,994		3 The components of Prepaid expenses and other assets are as follows:
Intercompany	-	-	-	-		Due from Fund Investors	$ 29,211
Notes Receivable	85,221	(8,449)	-	76,772		Accrued interest on Notes Receivable	10,353
Preferred equity investment	40,000	-	-	40,000		Prepaid expenses	3,532
Deferred charges, net	28,311	(17,579)	1,896	12,628		Income Tax receivables	1,360
Prepaid expenses and other assets	22,005	26,126	376	48,507	3	Corporate assets	1,335
Acquired lease intangibles	22,382	(11,518)	4	10,868		Restricted cash	556
Assets of discontinued operations	-	-	-	-		Other	2,160
						Total	$ 48,507
Total Assets	$1,382,464	$(620,576)	$51,422	$813,311

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$732,184	$(393,097)	$69,458	$408,546
Notes payable	47,910	-	-	47,910
Valuation of debt at acquisition, net of amortization	103	(41)	1,133	1,195
Acquired lease intangibles	6,753	(2,665)	-	4,088
Accounts payable and accrued expenses	17,548	(4,825)	668	13,391
Dividends and distributions payable	7,377	-	-	7,377
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	20,589	-	(20,589)	-
Other liabilities	17,523	(7,512)	752	10,763
Liabilities of discontinued operations	-	-	-	-
Total liabilities	849,987	(408,140)	51,422	493,270

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	299,014	-	-	299,014
Accumulated other comprehensive income	(2,994)	-	-	(2,994)
Retained earnings	16,125	-	-	16,125
Total controlling interest	312,185	-	-	312,185
Non-controlling interest in subsidiary	220,292	(212,436)	-	7,856
Total shareholders' equity	532,477	(212,436)	-	320,041

Total Liabilities and Shareholders' Equity	$1,382,464	$(620,576)	$51,422	$813,311

Reporting Supplement
December 31, 2009

Notes Receivable 1
(amounts in thousands)
	Balance at			Balance
	September 30,	Fourth		at December 31, 2009			Stated	Effective		Extension
	2009	Quarter		Accrued			Interest	Interest	Maturity	options	Underlying third-party first mortgage
Investment	Principal	Activity		Principal	Interest	Total	rate	rate 2	date	(years)	Amount 3	Maturity dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-		$8,000	$994	$8,994	9.75%	10.19%	11/2010	2 x 1 year	8,375	2010 through 2012
Georgetown - 18 property portfolio	40,000	-		40,000	5,404	45,404	13.00%	13.44%	6/2010	2 x 1 year	115,454	$100 million in 2016, balance in 2011
Sub-total - Georgetown	48,000	-		48,000	6,398	54,398	12.46%	12.90%			123,829

72nd Street	39,639	1,336		40,975	3,637	44,612	13.00%	19.48%	7/2011	1 year	185,000	2011 w/ 1 year extension

Total 2008 investments	87,639	1,336		88,975	10,035	99,010	12.71%	15.93%			308,829

Other Investments
First mortgage and other notes	6,963	3,890	4	10,853	15	10,868	13.70%	14.30%	2010/2011	1 six mo.	n/a	n/a
Mezzanine notes	14,866	(22)		14,844	145	14,989	13.03%	13.92%	2011	-	272,559	2011 thru 2019

Total other investments	21,829	3,868		25,697	160	25,857	13.31%	14.08%

Total notes receivable	$109,468	$5,204		$114,672	$10,195	$124,867	12.84%	15.52%			$581,388

1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $549.
2 The effective rate includes upfront points and exit fees.
3 The first mortgage amount for 72nd street represents the construction loan when fully drawn.
4 Fourth quarter activity reflects a first mortgage loan payment of $4,695 and a new loan of $8,585.

Reporting Supplement
December 31, 2009

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconcoliation to Consolidated Debt as Reported
								Add:	Less:
								Noncontrolling	Pro-rata	Acadia
	Core Portfolio		Opportunity Funds		Total		Fixed	Interest Share of	Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	vs	Consolidated	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$366,282	5.7%	$26,444	5.8%	$392,726	5.7%	86%	$113,774	$(67,459)	$439,041
Variable-Rate Debt 1	(7,520)	1.5%	71,249	2.5%	63,729	2.7%	14%	279,324	(2,000)	341,053

Total	$358,762	5.8%	$97,694	3.4%	$456,456	5.3%	100%	$393,098	$(69,459)	780,094

FAS 141 purchase price debt allocation										103
Total debt as reported										$780,197

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
2 Represents the Company's economic pro-rata share of debt.
3 Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Reporting Supplement
December 31, 2009

Debt Analysis
(amounts in thousands)

				Principal	Acadia's Pro-rata
				Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	Lender/Originator	December 31, 2009	Percent	Amount		Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust	8	Acadia	3.75% Convertible Note	$47,910	100.0%	$47,910		6.03%	12/20/2011	None
Chestnut Hill		Acadia	Column Financial, Inc.	9,481	100.0%	9,481		5.45%	6/11/2013	None
New Loudon Center		Acadia	RBS Greenwich Capital	14,343	100.0%	14,343		5.64%	9/6/2014	None
Crossroads Shopping Center		Crossroads JV	JP Morgan Chase Bank, N.A.	62,295	49.0%	30,526		5.37%	12/1/2014	None
Crescent Plaza		Acadia	RBS Greenwich Capital	17,600	100.0%	17,600		4.98%	9/6/2015	None
Pacesetter Park Shopping Center		Acadia	RBS Greenwich Capital	12,313	100.0%	12,313		5.12%	11/6/2015	None
Elmwood Park Shopping Center		Acadia	Bear Stearns Commercial Mortgage, Inc.	34,600	100.0%	34,600		5.53%	1/1/2016	None
Gateway Shopping Center		Acadia	Bear Stearns Commercial Mortgage, Inc.	20,500	100.0%	20,500		5.44%	3/1/2016	None
Acadia Brandywine Subsidiary		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	61,375	22.2%	13,639		5.99%	7/1/2016	None
Acadia Brandywine Town Center		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	31,550	22.2%	7,011		5.99%	7/1/2016	None
Acadia Market Square Shopping Center		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	24,375	22.2%	5,417		5.99%	7/1/2016	None
Acadia Brandywine Condominium		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	22,650	22.2%	5,033		5.99%	7/1/2016	None
Acadia Brandywine Holdings		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	26,250	22.2%	5,833		5.99%	7/1/2016	None
Walnut Hill Plaza		Acadia	Merrill Lynch Mortgage Lending, Inc.	23,500	100.0%	23,500		6.06%	10/1/2016	None
Clark Diversey		Acadia	American United Life Insurance Company	4,751	100.0%	4,751		6.35%	7/1/2014	None
239 Greenwich Avenue		Acadia	Wachovia	26,000	75.0%	19,500		5.42%	2/11/2017	None
Merrillville Plaza		Acadia	Bear Stearns Commercial Mortgage, Inc.	26,250	100.0%	26,250		5.88%	8/1/2017	None
Boonton		Acadia	J.P. Morgan Chase Commercial Mortgage Securities Corp.	8,182	60.0%	4,909		6.40%	11/1/2032	None
Interest rate swaps	1	Acadia	Bank of America, N.A.	63,166	100.0%	63,166		5.90%	Various

Sub-Total Fixed-Rate Debt				537,091		366,282		5.73%

Variable-Rate Debt

Various	2	Acadia	Bank of America, N.A.	30,000	100.0%	30,000	Libor +	125	12/1/2010	2 x 12 mos.
Branch Plaza		Acadia	Bank of America, N.A.	14,179	100.0%	14,179	Libor +	130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center	3	Acadia	Bank of America, N.A.	9,467	100.0%	9,467	Libor +	140	6/29/2012
Ledgewood Mall		Acadia	JP Morgan Chase Bank, N.A.	2,000	100.0%	2,000	Libor +	125	3/29/2010
Interest rate swaps	1	Acadia	Bank of America, N.A.	(63,166)	100.0%	(63,166)

Sub-Total Variable Rate-Debt				(7,520)		(7,520)	Libor+	129

Total Core Portfolio Debt				$529,571		$358,762		5.81%

Reporting Supplement
December 31, 2009

Debt Analysis
(amounts in thousands)
				Principal	Acadia's Pro-rata
				Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	Lender/Originator	December 31, 2009	Percent	Amount		Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various	5	Fund III	GEMSA Loan Services, LP	$41,500	18.9%	$7,846		5.30%	3/16/2011	2 x 12 mos.
216th Street	4	Fund II	Bank of America, N.A.	25,500	19.8%	5,038		5.80%	10/1/2017	None
Pelham Manor	4	Fund II	Bear Sterns Commercial	31,652	19.8%	6,254		7.18%	1/1/2020	None
Atlantic Avenue		Fund II	Bear Sterns Commercial	11,543	13.3%	1,539		7.14%	1/1/2020	None
Interest rate swaps	1	Fund I	Bank of America, N.A.	20,250	28.5%	5,767		4.59%	Various

Sub-Total Fixed-Rate Debt				130,445		26,444		5.79%

Variable-Rate Debt

CityPoint		Fund II	Bank of America, N.A.	6,111	19.8%	1,207	Libor +	250	2/12/2010	1 x 6 mos.
Acadia Strategic Opportunity Fund II, LLC	6	Fund II	Bank of America, N.A. / Bank of New York	48,245	20.0%	9,649	Libor +	250	3/1/2010	None
161st Street	4	Fund II	RBS Greenwich Capital	30,000	19.8%	5,927	Libor +	140	4/1/2010	1 x 12 mos.
Liberty Avenue		Fund II	PNC Bank, National Association	10,450	19.8%	2,065	Libor +	325	7/18/2010	1 x 12 mos.
Fordham Plaza	4, 9	Fund II	Eurohypo AG	86,000	19.8%	16,992	Libor +	350	10/4/2011	1 x 12 mos.
Sterling Heights Shopping Center		Fund I	JP Morgan Chase Bank, N.A.	2,100	37.8%	793	Libor +	185	8/23/2010	None
Acadia Strategic Opportunity Fund III, LLC	7	Fund III	Bank of America, N.A.	139,450	19.9%	27,751	Comm Paper +50		10/9/2011	None

Cortlandt Towne Center		Fund III	Bank of America, N.A.	44,878	19.9%	8,931	Libor +	400	7/29/2012	2 x 12 mos.
Tarrytown Shopping Center		Fund I	Anglo Irish Bank Corporation	9,800	37.8%	3,702	Libor +	165	10/30/2010	2 x 12 mos.
Interest rate swaps	1	Fund I & Fund II	Bank of America, N.A.	(20,250)	28.5%	(5,767)

Sub-Total Variable-Rate Debt				356,784		71,249	Libor +	228
				$487,229		$97,694		3.45%

Reporting Supplement
December 31, 2009
Debt Analysis - Notes

1 The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
			Average		Maturity
	Notional principal	Spread	Swap rate	All-in Rate	Date

	$4,390	1.96%	4.71%	6.67%	1/1/2010
	10,741	1.96%	4.90%	6.85%	10/1/2011
	8,035	1.96%	5.14%	7.10%	3/1/2012
	15,000	1.96%	3.79%	5.75%	11/30/2012
	15,000	1.96%	3.41%	5.37%	11/30/2012
	10,000	1.96%	2.65%	4.61%	11/30/2012
Core Portfolio	$63,166	1.96%	3.94%	5.90%

Opportunity Funds	$9,800	1.96%	4.47%	6.43%	10/29/2010
	10,450	1.96%	0.90%	2.86%	7/19/2010
	$20,250	1.96%	2.63%	4.59%

Total Core Portfolio and Opportunity Funds	$83,416	1.96%	3.62%	5.58%

2 This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza.

3 There is an additional $1,600 available under this facility based on certain income hurdles.
4 Fund II is a 98.9% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.9% x 20%, or 19.8%.
5 The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
6 This is a revolving facility for up to $53,455.
7 This is a line of credit with a capacity of $221,000.
8 Convertible notes balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at December 31, 2009 is $50,015. While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.

9 The interest rate is the lenders base rate plus 1.50% or the LIBOR Reference Rate (the greater of (a) LIBOR, or (b) 1.50%) plus 3.50%. The rate at December 31, 2009 was (b) 1.50% plus 3.50% or 5.00%.

Reporting Supplement
December 31, 2009

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$2,669	$32,000	$34,669	$2,135	$32,000	$34,135	1.48%	n/a	1.48%
20111	3,045	63,720	66,765	2,481	63,720	66,201	3.26%	3.75%	1.53%
2012	3,206	9,074	12,280	2,615	9,074	11,689	1.63%	n/a	1.63%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,308	74,406	77,714	2,642	45,281	47,923	5.47%	5.47%	n/a
Thereafter	9,183	318,898	328,081	6,513	182,869	189,382	5.78%	5.78%	n/a
	$24,801	$506,875	$531,676	$19,146	$341,721	$360,867

Less: additional convertible notes balance			(2,105)			(2,105)
Balance per Portfolio Debt Detail			$529,571			$358,762

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$519	$106,573	$107,092	$127	$23,293	$23,420	2.22%	n/a	2.22%
2011	418	266,950	267,368	83	52,589	52,672	2.79%	5.30%	2.35%
2012	312	43,814	44,126	62	8,719	8,781	4.23%	n/a	4.23%
2013	619	-	619	122	-	122	n/a	n/a	n/a
2014	666	-	666	132	-	132	n/a	n/a	n/a
Thereafter	4,155	63,203	67,358	821	11,746	12,567	6.58%	6.58%	n/a
	$6,689	$480,540	$487,229	$1,347	$96,347	$97,694

1 Includes additional convertible notes balance of $2,105 maturing in 2011.

Reporting Supplement
December 31, 2009

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$2,669	$2,000	$4,669	$2,135	$2,000	$4,135	1.48%	n/a	1.48%
20111	3,065	50,015	53,080	2,501	50,015	52,516	3.75%	3.75%	n/a
2012	3,454	52,511	55,965	2,863	52,511	55,374	1.52%	n/a	1.52%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,308	74,406	77,714	2,642	45,281	47,923	5.81%	5.81%	n/a
Thereafter	9,183	318,898	328,081	6,513	182,869	189,382	5.55%	5.55%	n/a
	$25,069	$506,607	$531,676	$19,414	$341,453	$360,867

Less: additional convertible notes balance			(2,105)			(2,105)
Balance per Portfolio Debt Detail			$529,571			$358,762

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$519	$56,323	$56,842	$127	$11,599	$11,726	2.69%	n/a	2.69%
2011	418	179,900	180,318	83	35,743	35,826	1.03%	n/a	1.03%
2012	505	95,800	96,305	100	20,694	20,794	4.44%	n/a	4.44%
2013	1,109	41,500	42,609	220	7,846	8,066	5.30%	5.30%	n/a
2014	971	42,826	43,797	193	8,522	8,715	4.23%	n/a	4.23%
Thereafter	4,155	63,203	67,358	821	11,746	12,567	6.58%	6.58%	n/a
	$7,677	$479,552	$487,229	$1,544	$96,150	$97,694

1 Includes additional convertible notes balance of $2,105 maturing in 2011.

Reporting Supplement
December 31, 2009
Selected Operating Ratios		Three months ended December 31,				Year ended December 31,
		2009		2008		2009		2008
Coverage Ratios	1
Interest Coverage Ratio
EBIDTA		$17,070		$11,662		$80,102		$73,701
Divided by Interest expense		6,138		6,551		25,329		26,366
		2.78	x	1.78	x	3.16	x	2.80	x
Fixed Charge Coverage Ratio
EBIDTA		$17,070		$11,662		$80,102		$73,701
Divided by ( Interest expense		6,138		6,551		25,329		26,366
+ Preferred Dividends)	2	5		19		19		35
		2.78	x	1.78	x	3.16	x	2.79	x
Debt Service Coverage Ratio
EBIDTA		$17,070		$11,662		$80,102		$73,701
Divided by ( Interest expense		6,138		6,551		25,329		26,366
+ Principal Amortization)		439		710		1,605		2,781
		2.60	x	1.61	x	2.97	x	2.53	x
Payout Ratios
FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,377		$7,050		$29,476		$28,180
FFO		9,991		3,227		49,632		37,999
		74%		218%		59%		74%
AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,377		$7,050		$29,476		$28,180
AFFO		8,490		3,411		47,134		37,751
		87%		207%		63%		75%
FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,377		$7,050		$29,476		$28,180
FAD		8,051		2,701		38,473		34,970
		92%		261%		77%		81%
Leverage Ratios
Debt/Total Market Capitalization
Debt	3	$456,456				$456,456
Total Market Capitalization		1,139,186				1,139,186
		40%				40%
Debt + Preferred Equity (Preferred O.P. Units)	3	$456,879				$456,879
Total Market Capitalization		1,139,186				1,139,186
		40%				40%
Debt/EBIDTA - Core Portfolio
Debt		$358,762				$358,762
EBIDTA (Annualized)		68,281				80,102
		5.25	x			4.48	x
Net Debt/EBIDTA - Core Portfolio 4
Debt		$287,080				$287,080
EBIDTA (Annualized)		68,281				80,102
		4.20	x			3.58	x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt		$456,456				$456,456
EBIDTA (Annualized)		68,281				80,102
		6.68	x			5.70	x
Net Debt/EBIDTA - Core Portfolio and Opportunity Funds 5
Debt		$376,801				$376,801
EBIDTA (Annualized)		68,281				80,102
		5.52	x			4.70	x
Debt Yield - Core Portfolio
NOI (Annualized)		$47,632				$49,393
Debt		358,762				358,762
		13.3%				13.8%
Net Debt Yield - Core Portfolio 4
NOI (Annualized)		$47,632				$49,393
Debt		287,080				287,080
		16.6%				17.2%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)		$56,302				$57,896
Debt		456,456				456,456
		12.3%				12.7%
Net Debt Yield - Core Portfolio and Opportunity Funds 5
NOI (Annualized)		$56,302				$57,896
Debt		376,801				376,801
		14.9%				15.4%

Notes:
1 Quarterly results for 2009 and 2008 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
2 Represents preferred distributions on Preferred Operating partnership Units.
3 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
4 Reflects debt net of the current Core Portfolio cash balance as of 12/31/09.
5 Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of 12/31/09.

Reporting Supplement
December 31, 2009
Overview of Acadia Strategic Opportunity Funds

	FUND I	FUND II	FUND III

Item	Description	Description	Description

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$223.3 million funded through December 31, 2009	$96.5 million funded through December 31, 2009

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	--	--
has been paid. Acadia is entitled to a Promote
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Reporting Supplement
December 31, 2009

New York Urban/Infill: Development costs - Construction Complete

			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	December 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2009	% Leased 2

Fund II					($ in millions)

Construction complete
								Retail - 100%
Fordham Place	Sears, Walgreens, Best Buy, 24 Hour Fitness	Completed	276,000	$123.5	$6.5	$130.0	$86.0	Office - 35%
Pelham Manor Shopping Plaza 1	BJ's Wholesale Club	Completed	320,000	58.0	4.0	62.0	31.7	75%
216th Street	City of New York Dept of General Services	Completed	60,000	27.7	-	27.7	25.5	100%
Liberty Avenue 1	CVS, Storage Post	Completed	125,000	15.2	-	15.2	10.5	100%
161st Street 3	Various New York City and State Agencies	To be determined	230,000	55.3	9.7	65.0	30.0	99%
Atlantic Avenue	Storage Post	Completed	110,000	21.0	2.0	23.0	11.5
								Retail - 85%
Total			1,121,000	$300.7	$22.2	$322.9	$195.2	Office - 77%

1 Fund II acquired a ground lease interest at this property.
2 Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.
3 161st Street is currently cash flowing at 84% occupancy. The redevelopment plan includes the recapture and conversion  of street level office space to retail. Tenant consolidations necessary to accomplish this plan have already begun.  While the tenant consolidations have caused a temporary decline in occupancy, three leases have been signed  which will bring occupancy up to 99%.

Reporting Supplement
December 31, 2009

New York Urban/Infill: Development costs - Construction/Design
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	December 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2009	% Leased

Fund II					($ in millions)

Under Construction
Canarsie Plaza 1	BJ's Wholesale Club	1st half 2011	265,000	$32.1	$44.9	$77.0	0	80%
Total Construction			265,000	$32.1	$44.9	$77.0	0

In Design
Sherman Plaza	TBD	TBD	TBD	34.1	TBD	TBD	0
CityPoint 2	TBD	TBD	TBD	43.7	TBD	TBD	6.1
Total Design			-	$77.8	-	-	6.1

Fund III

In Design
Sheepshead Bay	TBD	TBD	TBD	$22.7	TBD	TBD	0

125 Main Street (Westport, CT)	TBD	TBD	30,000	$17.6	$5.4	$23.0	0

1 Cost to date is net of lease termination income from Home Depot.
2 Fund II, along with P/A Associates and Washington Square Partner are co-developing the retail and office components at CityPoint. Amounts represent Fund II's pro-rata share. Fund II has acquired a ground lease interest at this property

Reporting Supplement
December 31, 2009

Retailer Controlled Property ("RCP") Venture - Overview

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item	Description
Date formed	January 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff).

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2009

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

		2004 through
Mervyns I and Mervyns II	Mervyns	2007	$31,184	$47,669	1.5	X

		2006 through
Mervyns II	Albertson’s	2007	23,126	66,972	2.9	X

	2006 through
Fund II and Mervyns II	Other investments 1	2008	6,468	4,139	0.6	X

Total			$60,778	$118,780	2.0	X
1 Represents investments in Shopko, Marsh and Rex.

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2009
Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

New York
Connecticut
239 Greenwich Avenue 1	Restoration Hardware, Coach	75.0%	16,834	-	16,834	100.00%	-	100.00%	$1,397,621	$-	$1,397,621

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.93%	91.82%	1,486,006	1,895,224	3,381,230
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	61.92%	91.86%	950,000	239,787	1,189,787
Total - New Jersey			112,073	100,326	212,399	100.00%	82.71%	91.83%	2,436,006	2,135,011	4,571,017

New York
Village Commons Shopping Center	-	100.0%	3,891	83,346	87,237	0.00%	76.30%	72.90%	-	2,033,013	2,033,013
Branch Plaza	A&P, CVS	100.0%	74,050	51,701	125,751	100.00%	88.97%	95.46%	1,222,619	1,273,235	2,495,854
Amboy Center	King Kullen, Duane Reade	100.0%	46,964	13,126	60,090	100.00%	100.00%	100.00%	1,052,068	539,973	1,592,041
Bartow Avenue	-	100.0%	-	14,676	14,676	0.00%	76.29%	76.29%	-	372,974	372,974
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,301	96,353	100.00%	75.63%	88.80%	394,093	684,897	1,078,990
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000
West 54th Street	Stage Deli	100.0%	4,211	5,482	9,693	100.00%	100.00%	100.00%	1,403,822	1,557,608	2,961,430
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	0.00%	100.00%	625,000	-	625,000
Crossroads Shopping Center		49.0%	210,114	100,628	310,742	100.00%	81.34%	93.96%	2,546,428	3,333,927	5,880,355
Total - New York			465,904	313,260	779,164	99.16%	81.32%	91.99%	8,509,030	9,795,627	18,304,657

Total New York			594,811	413,586	1,008,397	99.35%	81.66%	92.09%	12,342,657	11,930,638	24,273,295

New England

Connecticut
Town Line Plaza 2	Wal Mart, Super Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	969,144	639,708	1,608,852

Massachusetts
Methuen Shopping Center	Wal Mart, Demoulas Super Markets	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689
Crescent Plaza	Home Depot, Supervalu	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	429,615	1,608,487
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

New York
	Bon Ton, Marshalls, Price Chopper,
New Loudon Center	A.C. Moore, Raymours Furniture Co.	100.0%	251,211	4,615	255,826	100.00%	100.00%	100.00%	1,641,430	126,310	1,767,740

Rhode Island
Walnut Hill Plaza	Sears, Supervalu, CVS	100.0%	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,431,837	2,437,337

Vermont
The Gateway Shopping Center	Supervalu	100.0%	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	489,561	1,843,465

Total New England			886,435	310,400	1,196,835	100.00%	86.78%	96.57	6,885,314	3,339,256	10,224,570

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2009
Core Portfolio Retail Properties - Detail

Core Portfolio (continued):
			Gross Leasble Area			Occupancy			Annualized Base Rent
Midwest	Anchors	Acadia's Interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	85.58%	93.10%	$225,436	$895,648	$1,121,084
Clark Diversey	-	100.0%	-	19,265	19,265	-	91.57%	91.57%	-	805,406	805,406
Total - Illinois			51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,701,054	1,926,490

Indiana
	JC Penney, Office Max, TJ Maxx,
Merrillville Plaza	David's Bridal, Pier I	100.0%	145,266	89,760	235,026	100.00%	85.48%	94.45%	1,615,642	1,281,116	2,896,758

Michigan
	Home Goods, TJ Maxx, Marshalls,
Bloomfield Towne Square	Officemax	100.0%	152,944	79,237	232,181	82.04%	96.39%	86.94%	1,015,349	1,419,440	2,434,789

Ohio
Mad River Station 1	Babies 'R' Us, Office Depot, Pier I	100.0%	68,297	57,687	125,984	100.00%	72.99%	87.63%	802,719	605,574	1,408,293

Total Midwest			418,199	293,383	711,582	93.43%	86.39%	90.53%	3,659,146	5,007,184	8,666,330

Mid-Atlantic
New Jersey
Marketplace of Absecon	Rite Aid	100.0%	33,933	70,785	104,718	38.92%	78.12%	65.42%	329,310	647,831	977,141
Total - New Jersey			33,933	70,785	104,718	38.92%	78.12%	65.42%	329,310	647,831	977,141

Delaware
	Lowes, Target, Bed, Bath & Beyond,
Brandywine Town Center	Dicks Sporting Goods	22.2%	839,624	35,284	874,908	94.78%	87.91%	94.50%	12,252,731	559,980	12,812,710
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	93.54%	96.25%	671,888	1,641,890	2,313,778
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340
Total - Delaware			882,474	114,451	996,925	95.04%	85.07%	93.89%	12,924,619	2,760,210	15,684,828

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	28.86%	80.67%	652,095	152,200	804,295
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852
Route 6 Plaza	Kmart, Fashion Bug, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	93.11%	98.86%	806,351	312,962	1,119,313
Chestnut Hill 2		100.0%	31,420	9,150	40,570	59.00%	100.00%	68.25%	482,000	325,483	807,483
Abington Towne Center 3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	270,000	813,400	1,083,400
Total - Pennsylvania			660,097	145,041	805,138	98.05%	68.63%	92.75%	2,853,949	1,756,394	4,610,343

Total Mid-Atlantic			1,576,504	330,277	1,906,781	95.09%	76.36%	91.84%	16,107,878	5,164,435	21,272,312

Total Core Properties			3,475,949	1,347,646	4,823,595	96.87%	82.57%	92.88%	$38,994,995	$25,441,513	$64,436,507

Total Core Properties -
weighted based on ownership interest 4			2,658,409	1,201,928	3,860,337	97.19%	82.53%	92.63%	26,914,143	21,498,404	48,412,547

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The GLA for this property excludes 29,857 square feet of office space.
2 This consists of two separate buildings.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4 Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
December 31, 2009

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership %	Percent of base rent 1	Number of properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.5%	2	179,993	43,187	223,180	100.00%	90.60%	98.18%	$2,366,765	$639,708	$3,006,473

Delaware	22.2%	6.9%	3	882,474	114,451	996,925	95.04%	85.07%	93.89%	12,924,619	2,760,210	15,684,828

Illinois	100.0%	4.0%	2	51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,701,054	1,926,490

Indiana	100.0%	6.0%	1	145,266	89,760	235,026	100.00%	85.48%	94.45%	1,615,642	1,281,116	2,896,758

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

Michigan	100.0%	5.0%	1	152,944	79,237	232,181	82.04%	96.39%	86.94%	1,015,349	1,419,440	2,434,789

New Jersey	89.6%	10.5%	3	146,006	171,111	317,117	85.80%	80.81%	83.11%	2,765,316	2,782,842	5,548,158

New York	83.6%	35.5%	10	717,115	317,875	1,034,990	99.46%	81.59%	93.97%	10,150,460	9,921,937	20,072,397

Ohio	100.0%	2.9%	1	68,297	57,687	125,984	100.00%	72.99%	87.63%	802,719	605,574	1,408,293

Pennsylvania	100.0%	9.6%	5	660,097	145,041	805,138	98.05%	68.63%	92.75%	2,853,949	1,756,394	4,610,343

Rhode Island	100.0%	5.0%	1	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,431,837	2,437,337

Vermont	100.0%	3.8%	1	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	489,561	1,843,465

Total - Core Portfolio		100.0%	32	3,475,949	1,347,646	4,823,595	96.87%	82.57%	92.88%	$38,994,995	$25,441,513	$64,436,507

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

	Reporting Supplement
	December 31, 2009

	Core Portfolio Top Tenants - Ranked by Annualized Base Rent 2

									Percentage of Total
			Wholly Owned		Joint Ventures		Combined		Represented by Retail Tenant
Ranking	Retail Tenant	Number of stores in combined portfolio	Total GLA	Annualized Base Rent 1	Total GLA	Annualized Base Rent 1	Total GLA	Annualized Base Rent 1	Total Portfolio GLA 2	Annualized Base Rent 1

1	A&P	4	160,236	$3,014,066	18,722	$246,960	178,958	$3,261,026	4.6%	6.7%
	-- A&P	3	112,463	1,963,060	18,722	$246,960	131,185	2,210,020	3.4%	4.6%
	-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	1.2%	2.2%

2	Supervalu (Shaws)	3	175,801	2,420,980	-	-	175,801	2,420,980	4.6%	5.0%

3	TJX Companies	8	193,482	1,451,600	19,144	344,750	212,626	1,796,350	5.5%	3.7%
	-- T.J. Maxx	4	88,200	759,600	6,927	88,189	95,127	847,789	2.5%	1.8%
	-- Marshalls	2	65,636	384,743	-	-	65,636	384,743	1.7%	0.8%
	-- Homegoods	2	39,646	307,257	12,217	256,561	51,863	563,818	1.3%	1.2%

4	Sears	4	285,314	1,150,615	49,355	277,463	334,669	1,428,078	8.7%	2.9%
	-- Kmart	3	224,614	892,615	49,355	277,463	273,969	1,170,078	7.1%	2.4%
	-- Sears	1	60,700	258,000	-	-	60,700	258,000	1.6%	0.5%

5	Stage Deli	1	4,211	1,403,822	-	-	4,211	1,403,822	0.1%	2.9%

6	Ahold (Stop and Shop)	2	117,911	1,363,237	-	-	117,911	1,363,237	3.1%	2.8%

7	L.A. Fitness	1	55,000	1,265,000	-	-	55,000	1,265,000	1.4%	2.6%

8	Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	5.5%	2.3%

9	Restoration Hardware	1	12,293	1,041,152	-	-	12,293	1,041,152	0.3%	2.2%

10	Barnes & Noble	2	19,622	625,000	6,091	194,902	25,713	819,902	0.7%	1.7%

11	Price Chopper	1	77,450	802,105	-	-	77,450	802,105	2.0%	1.7%
12	Sleepy's	4	32,619	789,858	-	-	32,619	789,858	0.8%	1.6%
13	King Kullen	1	37,266	745,320	-	-	37,266	745,320	1.0%	1.5%
14	Wal-Mart	1	89,544	626,808	-	-	89,544	626,808	2.3%	1.3%
15	Pier 1 Imports	3	19,254	400,754	4,321	170,802	23,575	571,556	0.6%	1.2%
16	JC Penney	1	50,000	544,500	-	-	50,000	544,500	1.3%	1.1%
17	Payless Shoesource	7	22,225	490,265	1,514	52,994	23,739	543,259	0.6%	1.1%
18	The Avenue	4	17,236	342,869	4,043	160,406	21,279	503,275	0.6%	1.0%
19	CVS	2	34,300	498,990	-	-	34,300	498,990	0.9%	1.0%
20	Border's	1	18,538	482,000	-	-	18,538	482,000	0.5%	1.0%
21	Lowes	1	-	-	31,108	470,509	31,108	470,509	0.8%	1.0%
22	Rite Aid	2	25,047	447,710	-	-	25,047	447,710	0.6%	0.9%
23	Redner's Markets	1	52,639	447,432	-	-	52,639	447,432	1.4%	0.9%
24	JP Morgan Chase Bank	4	17,432	440,748	-	-	17,432	440,748	0.5%	0.9%
25	Walgreens	1	14,837	435,000	-	-	14,837	435,000	0.4%	0.9%
26	OfficeMax	2	47,657	428,913	-	-	47,657	428,913	1.2%	0.9%
27	Drexel Heritage	2	13,315	332,875	4,850	91,034	18,165	423,909	0.5%	0.9%
28	Dollar Tree	5	45,387	423,888	-	-	45,387	423,888	1.2%	0.9%
29	Citibank	3	5,486	263,328	2,797	150,965	8,283	414,293	0.2%	0.9%
30	Big Apple Souvenirs	1	920	381,684	-	-	920	381,684	0.0%	0.8%
31	Access Group	1	-	-	16,989	365,093	16,989	365,093	0.4%	0.8%
32	The Vitamin Shoppe	1	8,850	345,000	-	-	8,850	345,000	0.2%	0.7%
33	54 Computer & Camera	1	996	331,003	-	-	996	331,003	0.0%	0.7%
34	Office Depot	1	25,038	315,479	-	-	25,038	315,479	0.6%	0.7%
35	Duane Reade	1	9,698	306,748	-	-	9,698	306,748	0.3%	0.6%
36	Dots	4	17,698	297,358	-	-	17,698	297,358	0.5%	0.6%
37	BonTon	1	65,365	274,533	-	-	65,365	274,533	1.7%	0.6%
38	K&G Fashion Superstore	1	21,500	269,647	-	-	21,500	269,647	0.6%	0.6%
39	Petco	1	17,578	268,065	-	-	17,578	268,065	0.5%	0.6%
40	Babies "R" Us	1	33,147	260,204	-	-	33,147	260,204	0.9%	0.5%
41	Blockbuster	2	7,877	255,350	-	-	7,877	255,350	0.2%	0.5%
42	Target	1	-	-	36,822	245,503	36,822	245,503	1.0%	0.5%
43	A. C. Moore Arts & Crafts	1	21,520	243,391	-	-	21,520	243,391	0.6%	0.5%
44	Electronics Store	1	428	232,172	-	-	428	232,172	0.0%	0.5%
45	Hallmark Cards	3	14,482	231,391	-	-	14,482	231,391	0.4%	0.5%
46	TransUnion	1	-	-	9,623	227,926	9,623	227,926	0.2%	0.5%
47	Garden Fresh Markets	1	51,692	225,436	-	-	51,692	225,436	1.3%	0.5%
48	99 Cent Dreams	1	9,592	225,124	-	-	9,592	225,124	0.2%	0.5%
49	Pet Supplies "Plus"	1	10,266	214,662	-	-	10,266	214,662	0.3%	0.4%
50	Bed, Bath & Beyond	1	-	-	11,327	212,311	11,327	212,311	0.3%	0.4%

	Total	101	2,171,752	$28,456,078	216,706	$3,211,618	2,388,458	$31,667,696	61.9%	65.4%

	1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

	2 Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

Reporting Supplement
December 31, 2009

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Anchor Tenant Expirations

2010	10	229,757	7.38%	2,565,455	6.58%	11.17
2011	8	176,255	5.66%	2,938,391	7.54%	16.67
2012	7	351,642	11.30%	3,185,790	8.17%	9.06
2013	9	374,876	12.05%	5,258,605	13.49%	14.03
2014	9	326,466	10.49%	3,257,354	8.35%	9.98
2015	5	200,735	6.45%	3,179,880	8.15%	15.84
2016	4	71,791	2.31%	958,487	2.46%	13.35
2017	4	158,877	5.10%	2,661,119	6.82%	16.75
2018	6	359,783	11.56%	5,292,347	13.57%	14.71
2019	5	122,539	3.94%	927,850	2.38%	7.57
2020	3	184,917	5.94%	1,411,354	3.62%	7.63
2021	1	106,760	3.43%	661,912	1.70%	6.20
2022	2	69,837	2.24%	1,700,000	4.36%	24.34
2024	3	188,506	6.06%	3,273,048	8.39%	17.36
2028	4	189,509	6.09%	1,723,403	4.42%	9.09
Total Occupied	80	3,112,250	100.00%	$38,994,995	100.00%	$12.53

Anchor GLA Owned by Tenants		254,916
Total Vacant		108,783

Total Square Feet		3,475,949

Shop Tenant Expirations

Month to Month	4	10,716	0.95%	$293,426	1.15%	$27.38
2010	42	128,826	11.46%	1,982,401	7.79%	15.39
2011	49	190,749	16.96%	3,994,058	15.70%	20.94
2012	42	147,552	13.12%	2,988,050	11.74%	20.25
2013	45	146,253	13.01%	3,482,078	13.69%	23.81
2014	45	174,276	15.51%	4,098,884	16.12%	23.52
2015	17	83,892	7.46%	1,819,712	7.15%	21.69
2016	7	43,586	3.88%	841,868	3.31%	19.32
2017	14	42,688	3.80%	1,931,229	7.59%	45.24
2018	19	43,051	3.83%	1,720,588	6.76%	39.97
2019	13	40,111	3.57%	787,852	3.10%	19.64
2020	3	6,000	0.53%	146,070	0.57%	24.35
2021	3	30,270	2.69%	264,013	1.04%	8.72
2022	4	20,055	1.78%	522,555	2.05%	26.06
2023	2	7,362	0.65%	126,712	0.50%	17.21
2027	2	9,012	0.80%	442,017	1.74%	49.05
Total Occupied	311	1,124,399	100.00%	$25,441,513	100.00%	$22.63

Total Vacant		223,247

Total Square Feet		1,347,646

Reporting Supplement
December 31, 2009

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Total Anchor and Shop Tenant Expirations

Month to Month	4	$10,716	0.25%	$293,426	0.46%	$27.38
2010	52	358,583	8.46%	4,547,856	7.06%	12.68
2011	57	367,004	8.66%	6,932,449	10.76%	18.89
2012	49	499,194	11.78%	6,173,840	9.58%	12.37
2013	54	521,129	12.32%	8,740,683	13.55%	16.77
2014	54	500,742	11.82%	7,356,238	11.42%	14.69
2015	22	284,627	6.72%	4,999,592	7.76%	17.57
2016	11	115,377	2.72%	1,800,355	2.79%	15.60
2017	18	201,565	4.76%	4,592,348	7.13%	22.78
2018	25	402,834	9.51%	7,012,935	10.88%	17.41
2019	18	162,650	3.84%	1,715,702	2.66%	10.55
2020	6	190,917	4.51%	1,557,424	2.42%	8.16
2021	4	137,030	3.23%	925,925	1.44%	6.76
2022	6	89,892	2.12%	2,222,555	3.45%	24.72
2023	2	7,362	0.17%	126,712	0.20%	17.21
2024	3	188,506	4.45%	3,273,048	5.08%	17.36
2027	2	9,012	0.21%	442,017	0.69%	49.05
2028	4	189,509	4.47%	1,723,402	2.67%	9.09
Total Occupied	391	$4,236,649	100.00%	$64,436,507	100.00%	$15.21

Anchor GLA Owned by Tenants		254,916
Total Vacant		332,030

Total Square Feet		4,823,595

Reporting Supplement
December 31, 2009

Core Portfolio	Year-to-Date		3 months ended			3 months ended		3 months ended		3 months ended
New and Renewal Rent Spreads 1	December 31, 2009		December 31, 2009			September 30, 2009		June 30, 2009		March 31, 2009
	Cash 2	GAAP 3	Cash 2		GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3
New leases
Number of new leases commencing	12	12	5		5	2	2	1	1	4	4
GLA	63,712	63,712	40,309		40,309	2,164	2,164	2,997	2,997	18,242	18,242
New base rent	$12.25	$14.42	$10.47		$13.35	$30.00	$29.58	$14.39	$20.48	$13.73	$13.99
Previous base rent (and percentage rent)	$16.27	$15.36	$12.83		$11.97	$28.40	$26.10	$25.99	$24.10	$20.84	$20.15
Percentage growth in base rent	-24.7%	-6.1%	-18.4%	4	11.5%	5.6%	13.3%	-44.6%	-15.0%	-34.1%	-30.6%
Average cost per square foot	$15.05	$15.05	$14.95		$14.95	$14.38	$14.38	$0.00	$0.00	$17.83	$17.83

Renewal leases
Number of renewal leases commencing	56	56	14		14	11	11	10	10	21	21
GLA expiring	522,341	522,341	143,223		143,223	103,404	103,404	69,431	69,431	206,283	206,283
Renewal percentage	64%	64%	85%		85%	24%	24%	79%	79%	64%	64%
New base rent	$12.47	$13.03	$6.27		$6.37	$27.28	$28.24	$14.75	$16.03	$14.49	$15.10
Expiring base rent (and percentage rent)	$11.90	$11.53	$6.19		$5.85	$24.40	$23.78	$15.99	$15.47	$13.14	$12.84
Percentage growth in base rent	4.8%	13.0%	1.3%		8.9%	11.8%	18.8%	-7.8%	3.6%	10.3%	17.6%
Average cost per square foot	$0.43	$0.43	$0.00		$0.00	$0.00	$0.00	$2.62	$2.62	$0.00	$0.00

Total new and renewal Leases
Number of new and renewal leases commencing	68	68	19		19	13	13	11	11	25	25
GLA commencing	395,704	395,704	161,576		161,576	26,546	26,546	58,074	58,074	149,508	149,508
New base rent	$12.43	$13.25	$7.32		$8.11	$27.50	$28.35	$14.73	$16.26	$14.40	$14.96
Expiring base rent (and percentage rent)	$12.60	$12.14	$7.85		$7.38	$24.73	$23.97	$16.51	$15.92	$14.08	$13.73
Percentage growth in base rent	-1.3%	9.1%	-6.7%		10.0%	11.2%	18.3%	-10.8%	2.2%	2.3%	9.0%
Average cost per square foot	$2.79	$2.79	$3.73		$3.73	$1.17	$1.17	$2.48	$2.48	$2.18	$2.18

1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3 Rents are calculated on a straight-line basis.

4 Excluding the replacement leases for Acme at Marketplace at Absecon, portfolio leasing spreads for new leases on a cash basis were +18.9% for the quarter and -18.8% for the year, and on a GAAP basis, +33.5% for the quarter and -9.9% for the year.

Reporting Supplement
December 31, 2009

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current
		Quarter
	Period	3 months	Year
	ended	ended	Ended
	December 31, 2009	December 31, 2009	December 31, 2008

Leasing Commissions:	$600	$148	$651

Tenant Improvements:	4,392	2,325	2,043

Capital Expenditures:	446	44	896

Redevelopments	-	-	-

Total	$5,438	$2,517	$3,590

Reporting Supplement
December 31, 2009

Fund I Portfolio Detail		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
Midwest	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Michigan
Sterling Heights Shopping Center	Burlington Coat Factory, Rite Aid	50%	90,400	64,435	154,835	100.00%	4.81%	60.39%	$526,600	$36,300	$562,900
Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	450,336	142,686	593,022
Total Midwest			180,447	109,385	289,832	69.46%	14.72%	48.80%	976,936	178,986	1,155,922

New York
New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,794	35,291	100.00%	73.52%	85.15%	475,000	453,591	928,591

Various
Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,400	-	709,400	100.00%	0.00%	100.00%	6,492,215	-	6,492,215

Grand Total			905,344	129,179	1,034,523	93.91%	23.73%	85.15%	$7,944,151	$632,577	$8,576,728

Fund II Portfolio Detail
Midwest
Illinois
Oakbrook	Neiman Marcus	100%	112,000	-	112,000	100.00%	0.00%	100.00%	$825,000	$-	$825,000
New York
New York
Pelham Plaza	BJ's Discount Club, Michaels	98.8%	149,554	79,629	229,183	100.00%	25.23%	74.02%	3,864,172	846,102	4,710,274
Fordham Place	Sears, Best Buy	98.8%	74,899	44,547	119,446	100.00%	53.00%	82.47%	2,873,228	2,431,012	5,304,240
Liberty Avenue	CVS	98.8%	10,880	15,245	26,125	100.00%	100.00%	100.00%	394,944	506,137	901,081
	New York Dept of
216th Street	Citywide Admin. Services	98.8%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	225,000	2,565,000
161st Street 1	The City of New York	98.8%	128,690	98,689	227,379	100.00%	62.05%	83.53%	3,127,173	1,257,651	4,384,824
Total New York			424,023	238,110	662,133	100.00%	50.47%	82.19%	12,599,517	5,265,902	17,865,419

Grand Total			536,023	238,110	774,133	100.00%	50.47%	84.77%	$13,424,517	$5,265,902	$18,690,419

Fund III Portfolio Detail
New York
	Wal Mart, A&P, United Artists
Cortlandt Towne Center	Theatre	100.0%	510,538	131,259	641,797	83.79%	87.33%	84.51%	$5,962,712	$2,671,556	$8,634,268

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.
New York	Ownership %
Sherman Avenue	98.8%
CityPoint	23%
Canarsie Plaza	98.8%

1 Currently operating, but will be redeveloped in the future.

	Reporting Supplement
	December 31, 2009
	Storage Portfolio Property Detail		Net
			Rentable
			Square
OWNER	Operating Properties	Location	Feet	Occupancy

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,523
Fund III	Jersey City	Jersey City, New Jersey	76,720
Fund III	Webster Ave	Bronx, New York	36,535
Fund III	Linden	Linden, New Jersey	84,235
	Subtotal Stabilized		376,963	85.3%

	Repositioned - in Lease-up
Fund III	Bruckner Blvd	Bronx, New York	89,448
Fund III	New Rochelle	Westchester, New York	42,203
Fund III	Long Island City	Queens, New York	134,816
Fund III	Subtotal in Lease-up		266,467	70.9%

	Total Operating Properties		643,430		79.3%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,850
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,921
Fund III	Fordham Road	Bronx, New York	84,955
Fund III	Ridgewood	Queens, New York	88,839
Fund III	Lawrence	Lawrence, New York	97,693

	Total in lease-up		483,278	51.7%

	Total		1,126,708

Reporting Supplement
December 31, 2009

Fund I
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	18	709,400	83.44%	$6,492,215	81.73%	$9.15
2017	1	34,951	4.11%	450,336	5.67%	12.88
2024	1	70,400	8.28%	281,600	3.54%	4.00
2026	1	20,000	2.35%	245,000	3.08%	12.25
2080	1	15,497	1.82%	475,000	5.98%	30.65
Total Occupied	22	850,248	100.00%	$7,944,151	100.00%	$9.34

Total Vacant		55,096

Total Square Feet		905,344

Shop Tenant Expirations
Month to Month	3	8,200	26.75%	$65,522	10.36%	$7.99
2010	1	2,547	8.31%	86,012	13.60%	33.77
2011	2	3,465	11.30%	67,574	10.68%	19.50
2012	2	2,920	9.53%	62,648	9.90%	21.45
2014	2	2,597	8.47%	90,324	14.28%	34.78
2018	2	3,861	12.61%	79,655	12.59%	20.63
2019	1	1,904	6.21%	30,000	4.74%	15.76
2020	1	5,157	16.82%	150,842	23.85%	29.25
Total Occupied	14	30,651	100.00%	$632,577	100.00%	$20.64

Total Vacant		98,528

Total Square Feet		129,179

Total Anchor and Shop Tenant Expirations
Month to Month	3	8,200	0.93%	$65,522	0.76%	$7.99
2010	1	2,547	0.29%	86,012	1.00%	33.77
2011	20	712,865	80.92%	6,559,789	76.49%	9.20
2012	2	2,920	0.33%	62,648	0.73%	21.45
2014	2	2,597	0.29%	90,324	1.05%	34.78
2017	1	34,951	3.97%	450,336	5.25%	12.88
2018	2	3,861	0.44%	79,655	0.93%	20.63
2019	1	1,904	0.22%	30,000	0.35%	15.76
2020	1	5,157	0.59%	150,842	1.76%	29.25
2024	1	70,400	7.99%	281,600	3.28%	4.00
2026	1	20,000	2.27%	245,000	2.86%	12.25
2080	1	15,497	1.76%	475,000	5.54%	-
Total Occupied	36	880,899	100.00%	$8,576,728	100.00%	$9.74

Total Vacant		153,624

Total Square Feet		1,034,523

Reporting Supplement
December 31, 2009

Fund II
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	2	240,690	44.90%	$3,952,173	29.45%	$16.42
2013	1	20,149	3.76%	564,172	4.20%	28.00
2019	1	39,705	7.41%	1,747,020	13.01%	44.00
2023	1	35,194	6.57%	1,126,208	8.39%	32.00
2027	1	60,000	11.19%	2,340,000	17.43%	39.00
2032	1	10,880	2.03%	394,944	2.94%	36.30
2033	1	129,405	24.14%	3,300,000	24.58%	25.50
Total Occupied	8	536,023	100.00%	$13,424,517	100.00%	$25.04

Total Vacant		-
Total Square Feet		536,023

Shop Tenant Expirations
Month to Month	1	9,967	7.18%	$99,670	1.89%	$10.00
2011	3	24,065	17.33%	584,773	11.10%	24.30
2012	3	27,205	19.59%	573,208	10.89%	21.07
2013	1	4,462	3.21%	172,992	3.29%	38.77
2014	2	7,081	5.10%	279,078	5.30%	39.41
2018	3	9,600	6.91%	417,600	7.93%	43.50
2019	4	8,873	6.39%	364,668	6.93%	41.10
2022	1	-	0.00%	225,000	4.27%	-
2023	1	31,417	22.62%	1,131,012	21.48%	36.00
2027	1	6,208	4.47%	217,901	4.14%	35.10
2048	1	10,000	7.20%	1,200,000	22.79%	120.00
Total Occupied	21	138,878	100.00%	$5,265,902	100.00%	$37.92

Total Vacant		99,232
Total Square Feet		238,110

Total Anchor and Shop Tenant Expirations
Month to Month	1	9,967	1.48%	$99,670	0.53%	$10.00
2011	5	264,755	39.23%	4,536,946	24.28%	17.14
2012	3	27,205	4.03%	573,208	3.07%	21.07
2013	2	24,611	3.65%	737,164	3.94%	29.95
2014	2	7,081	1.05%	279,078	1.49%	39.41
2018	3	9,600	1.42%	417,600	2.23%	43.50
2019	5	48,578	7.20%	2,111,688	11.30%	43.47
2023	2	66,611	9.87%	2,257,220	12.08%	33.89
2027	2	66,208	9.81%	2,557,901	13.69%	38.63
2022	1	-	0.00%	225,000	1.20%	-
2032	1	10,880	1.61%	394,944	2.11%	36.30
2033	1	129,405	19.17%	3,300,000	17.66%	25.50
2048	1	10,000	1.48%	1,200,000	6.42%	120.00
Total Occupied	29	674,901	100.00%	$18,690,419	100.00%	$27.69

Total Vacant		99,232
Total Square Feet		774,133

Reporting Supplement
December 31, 2009

Fund III
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2013	3	64,580	15.10%	1,182,125	19.83%	18.30
2014	3	71,346	16.68%	1,103,266	18.50%	15.46
2017	2	52,131	12.19%	927,312	15.55%	17.79
2018	2	174,707	40.83%	1,709,562	28.67%	9.79
2022	1	65,028	15.20%	1,040,447	17.45%	16.00
Total Occupied	11	427,792	100.00%	$5,962,712	100.00%	$13.94

Total Vacant		82,746
Total Square Feet		510,538

Shop Tenant Expirations
Month to Month	4	7,360	6.42%	$154,392	5.78%	$20.98
2009	1	5,000	4.36%	108,000	4.04%	21.60
2010	5	10,584	9.23%	152,717	5.72%	14.43
2011	2	2,000	1.74%	74,970	2.81%	37.49
2012	3	8,200	7.15%	223,000	8.35%	27.20
2013	1	6,000	5.23%	166,620	6.24%	27.77
2014	6	25,872	22.59%	687,590	25.71%	26.58
2015	4	9,177	8.01%	221,222	8.28%	24.11
2016	1	9,100	7.94%	176,771	6.62%	19.43
2017	2	9,688	8.45%	205,043	7.68%	21.16
2018	3	9,357	8.16%	176,202	6.60%	18.83
2019	2	9,285	8.10%	266,559	9.98%	28.71
2020	1	3,000	2.62%	58,470	2.19%	-
Total Occupied	35	114,623	100.00%	$2,671,556	100.00%	$23.31

Total Vacant		16,636
Total Square Feet		131,259		2,563,555

Total Anchor and Shop Tenant Expirations
Month to Month	4	7,360	1.36%	154,392	1.79%	$20.98
2009	1	5,000	0.92%	108,000	1.25%	21.60
2010	5	10,584	1.95%	152,717	1.77%	14.43
2011	2	2,000	0.37%	74,970	0.87%	37.49
2012	3	8,200	1.51%	223,000	2.58%	27.20
2013	4	70,580	13.01%	1,348,745	15.62%	19.11
2014	9	97,218	17.92%	1,790,856	20.74%	18.42
2015	4	9,177	1.69%	221,222	2.56%	24.11
2016	1	9,100	1.68%	176,771	2.05%	19.43
2017	4	61,819	11.40%	1,132,355	13.11%	18.32
2018	5	184,064	33.94%	1,885,764	21.84%	10.25
2019	2	9,285	1.71%	266,559	3.09%	28.71
2020	1	3,000	0.55%	58,470	0.68%	19.49
2022	1	65,028	11.99%	1,040,447	12.05%	16.00
Total Occupied	46	542,415	100.00%	$8,634,268	100.00%	$15.92

Total Vacant		99,382
Total Square Feet		641,797

QUARTERLY SUPPLEMENTAL DISCLOSURE
	December 31, 2009
	Property Demographics 1
							3-Mile Radius2				5-Mile Radius
				Trade Area	Cash 2 Base	Total	Total	# Households	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property / JV Ownership %	City	State	(Miles)	Rent	GLA	Pop.	("HH")	Income	Income	Pop.	HH	Income	Income
Core	Brandywine Town Center & Mkt Sq./22.22%	Wilmington	DE	3	15,684,828	996,925	41,222	15,054	$83,769	$102,192	120,306	46,004	$74,110	$93,425
Core	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	3,381,230	149,491	257,647	83,959	52,609	62,446	614,727	208,535	57,938	69,562
Core	Chestnut Hill	Philadelphia	PA	3	807,483	40,570	148,084	59,791	53,526	65,990	399,921	157,197	52,171	65,291
Core	Abington Towne Center	Abington	PA	3	1,083,400	216,369	91,293	34,692	66,882	82,491	304,127	117,213	59,851	70,401
Core	Clark & Diversey	Chicago	IL	3	805,406	19,265	419,461	213,740	58,803	81,579	969,623	410,327	51,138	67,593
Core	Hobson West Plaza	Naperville	IL	3	1,121,084	99,126	98,083	34,231	94,977	114,120	241,153	82,668	93,969	113,986
Core	Methuen Shopping Ctr.	Methuen	MA	5	958,689	130,021	89,957	31,569	41,619	49,981	201,503	72,943	47,894	56,306
Core	Crossroads Shopping Ctr. / 49%	White Plains	NY	3	5,880,355	310,742	105,870	39,349	78,556	85,621	205,109	73,112	93,445	108,276
Core	The Branch Plaza	Smithtown	NY	3	2,495,854	125,751	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Amboy Road	Staten Island	NY	3	1,592,041	60,090	156,384	56,991	69,666	90,260	292,132	105,178	66,927	88,388
Core	Village Commons Shopping Ctr.	Smithtown	NY	3	2,033,013	87,237	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,434,789	232,181	62,528	23,953	73,997	102,234	166,443	62,677	79,970	105,922
Core	Crescent Plaza	Brockton	MA	3	1,608,487	218,141	99,649	34,369	46,062	56,826	168,246	58,789	46,062	56,826
Core	239 Greenwich Avenue / 75%	Greenwich	CT	5	1,397,621	16,834	67,165	24,889	97,270	125,159	142,822	51,210	94,119	119,232
Core	Town Line Plaza	Rocky Hill	CT	3	1,608,852	206,346	45,606	19,067	65,917	75,855	153,302	61,023	57,724	68,679
Core	New Loudon Center	Latham	NY	5	1,767,740	255,826	41,815	15,619	55,375	66,288	151,655	61,034	47,547	61,261
Core	Pacesetter Park Shopping Ctr.	Pomona	NY	3	1,078,990	96,353	25,618	8,209	89,598	125,526	129,143	36,828	72,841	102,767
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	127,542	45,026	65,178	83,167	457,912	162,076	60,236	77,922
Core	West 54th Street	Manhattan	NY	3	2,961,430	9,693	582,613	325,406	80,037	96,770	2,424,848	1,048,312	55,446	67,194
Core	East 17th Street	Manhattan	NY	3	625,000	19,622	1,027,933	495,157	64,629	116,133	2,512,412	1,086,434	53,903	96,755
Core	Mad River Station	Dayton	OH	5	1,408,293	125,984	58,692	25,428	58,119	67,529	135,000	56,693	60,560	71,601
Core	Mark Plaza	Edwardsville	PA	5	804,295	216,401	87,986	37,409	31,982	39,628	124,868	52,566	34,683	43,184
Core	Bartow Avenue	The Bronx	NY	3	372,974	14,676	567,476	209,231	40,253	47,643	1,435,467	511,796	30,552	43,522
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,437,337	284,717	60,322	22,861	42,715	47,867	95,320	35,238	50,142	56,573
Core	A & P Shopping Plaza / 60%	Boonton	NJ	5	1,189,787	62,908	49,442	18,288	87,533	113,042	101,266	36,438	86,509	106,011
Core	Merrillville Plaza	Hobart	IN	5	2,896,758	235,026	26,118	10,066	56,556	64,248	87,796	32,151	54,709	62,531
Core	The Gateway Shopping Ctr.	So. Burlington	VT	3	1,843,465	101,784	46,879	19,366	44,294	55,033	69,993	28,186	47,104	57,514
Core	Marketplace of Absecon	Absecon	NJ	3	977,141	104,718	30,732	11,642	52,106	64,775	68,326	26,137	51,610	62,711
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	43,975	17,347	36,874	47,144	61,197	23,615	41,055	51,545
Core	Route 6 Plaza	Honesdale	PA	5	1,119,313	175,519	7,567	3,014	32,283	43,919	11,899	4,627	34,031	46,300
Fund I	Granville Center / 37.78%	Columbus	OH	3	593,022	134,997	112,547	47,337	47,547	53,746	266,313	108,411	53,466	60,719
Fund I	Sterling Heights Shopping Center / 18.9%	Sterling Heights	MI	3	562,900	154,835	99,813	36,587	66,886	77,416	264,560	103,403	63,816	74,661
Fund I	Tarrytown Shopping Center / 37.78%	Tarrytown	NY	3	928,591	35,291	36,856	13,450	78,415	95,294	123,546	43,654	85,757	103,311
Fund II- Urban In-Fill	400 East Fordham Road / 19.2%	The Bronx	NY	2	5,304,240	119,446	1,205,053	412,674	30,252	38,298	1,997,909	698,322	33,259	40,957
Fund II- Urban In-Fill	Sherman Avenue / 19.2%	Manhattan	NY	2	-	-	535,739	175,108	29,260	36,324	2,049,516	721,521	34,366	42,608
Fund II- Urban In-Fill	Pelham Manor Shopping Plaza / 19.2%	Westchester	NY	3	4,710,274	229,183	398,727	147,238	48,697	56,116	1,109,022	403,897	44,956	53,542
Fund II- Urban In-Fill	161st Street /19.2%	The Bronx	NY	2	4,384,824	227,379	1,274,483	427,111	25,104	31,477	2,531,473	966,482	37,307	48,034
Fund II- Urban In-Fill	Liberty Avenue / 19.2%	Queens	NY	3	901,081	26,125	613,457	201,509	44,915	59,078	613,457	201,509	44,915	59,078
Fund II- Urban In-Fill	216th Street / 19.2%	Manhattan	NY	2	2,565,000	60,000	536,119	183,542	30,978	41,481	536,119	183,542	30,978	41,481
Fund II- Other	Oakbrook/ 20%	Oakbrook	IL	3	825,000	112,000	77,560	29,487	77,130	108,955	288,932	108,039	75,456	97,126
Fund III- Other	Cortlandt Towne Center/19.91%	Mohegan Lake	NY	3	8,634,268	641,797	50,899	17,257	83,556	96,323	85,373	28,902	88,363	103,198
					93,845,707	6,564,648
TOTAL
Weighted Average - Based on GLA							153,642	55,054	$63,224	$76,834	331,353	123,148	$62,893	$77,075
Weighted Average - Based on base rent 1							176,859	71,352	$64,719	$79,876	427,693	165,642	$60,353	$74,540

CORE
Weighted Average - Based on GLA							75,047	28,625	$64,211	$78,600	184,547	69,155	$62,566	$77,398
Weighted Average - Based on base rent 1							133,500	57,765	$66,097	$81,813	360,182	142,314	$60,756	$75,245

FUND I
Weighted Average - Based on GLA							98,267	38,539	$60,108	$69,528	249,981	98,997	$61,900	$71,982
Weighted Average - Based on base rent 1							71,580	28,208	$66,463	$78,838	192,519	74,281	$71,711	$84,830

FUND II -Urban In-fill
Weighted Average - Based on GLA							865,845	296,662	$35,513	$43,231	1,686,381	622,251	$38,951	$48,506
Weighted Average - Based on base rent 1							883,624	302,686	$34,695	$42,827	1,614,805	587,546	$37,597	$47,001

FUND II -Other
Weighted Average - Based on GLA							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126
Weighted Average - Based on base rent 1							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126

FUND III
Weighted Average - Based on GLA							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198
Weighted Average - Based on base rent 1							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198

1 Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
2 West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

Reporting Supplement
December 31, 2009

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variationsthereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.